UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 2, 2011
Express Scripts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-20199	43-1420563

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO	63121

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 314-996-0900
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Beginning September 2, 2011, Express Scripts, Inc. distributed the following materials each of which is attached hereto and is incorporated herein by reference:
•	Benefits of Express Scripts — Medco Merger to independent pharmacies (Exhibit 99.1)
•	The Express Scripts — Medco Merger: A Partnership Driven by a Competitive Market (Exhibit 99.2)
•	The Express Scripts — Medco Merger’s Approach to Better Patient Care (Exhibit 99.3)
•	The Express Scripts — Medco Merger: A Partnership for Lower Costs (Exhibit 99.4)
•	Express Scripts — Medco: A Partnership for Better Patient Outcomes, Lower Costs (Exhibit 99.5)
•	Health Care Reform Bullets (Exhibit 99.6)
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Benefits of Express Scripts — Medco Merger to independent pharmacies
99.2	The Express Scripts — Medco Merger: A Partnership Driven by a Competitive Market
99.3	The Express Scripts — Medco Merger’s Approach to Better Patient Care
99.4	The Express Scripts — Medco Merger: A Partnership for Lower Costs
99.5	Express Scripts — Medco: A Partnership for Better Patient Outcomes, Lower Costs
99.6	Health Care Reform Bullets

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EXPRESS SCRIPTS, INC. (Registrant)
By:	/s/ Keith Ebling
	Name:	Keith Ebling
	Title:	Executive Vice President and General Counsel

Dated: September 2, 2011

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